Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities - On Target Group Inc [Member] $ in Thousands	Mar. 01, 2019 USD ($)
Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities [Line Items]
Net liabilities, excluding cash acquired	$ (832)
Intangible assets	4,908
Goodwill	8,380
Total assets acquired net of acquired cash	$ 12,456